Ener1 Inc.

ADVANCED ENERGY SOLUTIONS

INVESTOR PRESENTATION

July 2007

ENEI.OB

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995 conveying management's expectations as to the future based on plans, estimates and projections at the time the statements are made. The forward-looking statements contained in this presentation and that may be made by the presenter involve risks and uncertainties, including, but not necessarily limited to: EnerDel's ability to succeed as a supplier of batteries to the hybrid electric vehicle and other markets; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, Ener1's history of operating losses, the lack of operating history for the development stage Ener1 businesses, the immediate need for substantial additional capital, the dependency upon key personnel and other risks detailed in Ener1's annual report on Form 10-KSB as well as in its other filings from time to time with the Securities and Exchange Commission. These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward- looking statements included in this release. Ener1 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Ener1

Corporate Strategy

- **Ener1 is an alternative energy technology company**

- **EnerDel – advanced battery technology**
  - Li-ion batteries for hybrid electric and plug-in hybrid electric vehicles
  - Positioned to benefit from major shift by HEV and PHEV manufacturers from nickel to high-power Li-ion batteries in 2008 – 2009
  - Domestic supplier for U.S. automotive industry
  - Additional applications for military, asset tracking and industrial batteries

- **EnerFuel – advanced fuel cell technology**
  - Commercial portable fuel cell product for launch in 2007
  - Providing sustainable energy source in remote locations

Key Facts

Ener1

Symbol	ENEI.OB
Corporate Headquarters	Fort Lauderdale, FL
Stock Price (7/12/07) || 52-Week Range	$0.24 || $0.18 – 0.44
Shares Outstanding (05/31/07)	462,935,402
Market Capitalization	$110,880,000
Volume (daily 90-day average)	41,500
Debt (03/31/07)	$47,027,000
Insider Ownership	84%
Institutional Ownership Shares	5%
Full-time Employees	78
Fiscal Year	December 31
Accounting Firm	Malone & Bailey, PC

Group Corporate Structure


Ener1 GROUP
84%
Ener1
Lithium Batteries
Fuel Cells
Nanotech R&D
Battery Materials and Processes
80.5%
100.0%
100.0%
42%
EnerDel
EnerFuel
NanoEner
ENERSTRUCT

Key Executive Management

Peter Novak, CEO and CTO. Peter is a founder of Ener1, and has experience in both lithium batteries and fuel cells for space programs. Peter has a Doctorate in solid-state chemical physics, among other degrees.

Subhash Dhar, President. Experienced automotive battery executive. At Energy Conversion Devices for over 20 years, he developed the currently used Nickel battery technology as President of the ECD Ovonic Battery subsidiary. He was also the COO of ECD's Ovonic Fuel Cell subsidiary. Subhash also was a co-Architect of COBASYS ECD/Shell battery JV. Subhash has a B.S. in Chemistry and M.S. degree in Process Engineering.

Company History

Ener1

- **Key Historical Events**
  - 2002. Ener1 Group purchased controlling interest in public shell and contributed lithium ion battery assets. Name later change to Ener1.
  - 2003. Formed EnerStruct JV with ITOCHU to pursue Li ion technology development in Japan. ITOCHU makes strategic investment in Ener1.
  - 2004. Acquired Delphi's lithium ion battery assets and IP and hired battery engineering team. Formed EnerDel, which now conducts all Li ion operations, and is owned 80.5% by Ener1 and 19.5% by Delphi.
  - 2004. Formed EnerFuel to conduct fuel cell R&D.
  - 2005. Hired experienced Li ion management team
  - 2006. Awarded USABC Li ion battery development contract.
  - 2007. Completed first phase of USABC contract. Successful test results. Applied for Phase 2 contact in May 2007. Awarded ONR contract.
  - 2007. Providing samples to U.S. auto OEM's.
  - 2007. Hired Subhash Dhar, ECD executive, to lead company.

Fuel Cell Strategy

- **Developing portable fuel cell product with near term revenue opportunity**
  - Launch fuel cell powered Surveillance Camera in 4Q2007
  - Develop fuel cell based products (e.g., portable power supply, UPS) in 2009

- **Grants and service revenues**
  - Launch DOE funded Florida Hydrogen Initiative program. 4/07
  - Fuel Cell design contract awarded by AST – 1/07
  - Service revenues

- **Long term, developing high temperature fuel cells and membranes for automotive applications.**

Ener1

Battery Trends

- Automotive Industry is moving to HEV.
- Toyota leading HEV market. Big 3 and Europeans aggressively pursuing HEV
- Li-ion battery is critical to success of HEV and PHEV.
  - Li-ion battery has significantly higher energy & power density, is smaller in size, and is lower cost than current Nickel-Metal Hydride Battery
  - Toyota plans to introduce Li-ion in 2009 model vehicles
- GM plans to introduce Li-ion in 2010
- No proven domestic supplier of Li-Ion for Big Three.
- EnerDel battery has superior power, safety and life.
- EnerDel with its US based manufacturing and proprietary technology is uniquely position to be a leading supplier to U.S. market

Li-ion Will Increase HEV Sales

Ener1

Comparison of Li-ion and Nickel Batteries:

❑ Energy density	Superior	2 – 3x
❑ Power	Superior	2x
❑ Cycle life	Superior	2 – 3x
❑ Safety	Equal	
❑ Reliability	Superior	
❑ Cost	Superior	Meets OEM targets
❑ Low temperature mode	Superior	1.5x
❑ Recyclability	Equal	
❑ Environmental friendliness	Equal	
❑ Weight	Superior	0.6x
❑ Size	Superior	0.4x

EnerDel

EnerDel Li-Ion vs. NiMH HEV Pack

Ener1

Over 35% reduction in weight

Over 55% reduction in size

NiMH pack in today's HEV
36 liters / 36 kg



EnerDel Li-ion pack for HEV
15 liters / 23 kg

Control electronics not included

EnerDel

EnerDel's Competitive Advantage

- **Primary Competitors are JCI and A123**
  - JCI teamed with SAFT, a nickel battery supplier. Cylindrical design.
  - A123 manufactures Li-ion in China for power tool market. HEV battery uses Manganese Iron Phosphate Cathode. Cylindrical design.
    - Previous announced relationships with COBASYS and Continental

- **The EnerDel Li-ion battery is superior to competition**
    - Product design
      - Simple thermal Management Design
      - Ease of conformance to shape and packaging requirements of OEM's
    - Proprietary materials
      - Lasts longer; safer chemistry/materials; excellent low temperature performance and lower cost solution

- **Surpassed testing requirements of USABC**
  - Power
  - Energy
  - Temperature performance

- **U.S.-based manufacturing – Indianapolis**

- **Extensive industry expertise and strategic relationships**
  - Battery pack engineering team from Delphi
  - Experienced management team with product launch experience
  - Manufacturing engineering at EnerStruct from Japan

Competing Technologies

Power Assist HEV Application Batteries

	Lead Acid	Nickel Cadmium (NI-CD)	Nickel Metal Hydride (NIMH)	Lithium ion (Li ion)
Life Cycle	200	600	600	>1,000
Energy Density (Wh/Kg)	30	30	42	80 - 155+
Power Density (W/Kg)	200	600	1000	2500+
Toxic materials	Yes	Yes	No	No

Superior High Rate/Thermal Performance

Competitor





66.7°C

30A Continuous Discharge
Competitors 2.3Ah Cell

EnerDel





33°C

80A Continuous Discharge
EnerDel 2Ah Cell

Li-ion Battery Market Drivers

- Toyota leading conversion to HEVs
  - HEVs will constitute 80% of all vehicles sold by 2015, according to Booz Allen Hamilton
- Toyota leading conversion to Li-ion batteries
- Detroit taking aggressive steps
- Mandate to reduce energy bill and carbon dioxide emission
- Li-ion battery market for HEV / PHEV / EV will grow substantially 2010 – 2015

15 HEV models in 2007 ➔ 65 HEV models 2011



Toyota Prius



Lexus RX 400h



Lexus GS 450h



Honda Civic

Planned HEV Production

	Available	Expected	Planned
Compacts & Sedans			
Chevy Malibu		2007	
Honda Accord	X		
Honda Civic	X		
Honda subcompact (Fit)		2009	
Hyundai Accent		2009	
Lexus GS 450h	X		
Saturn Aura Green Line	X		
Nissan Altima	X		
Toyota Camry	X		
Toyota Prius	X		
In the works: Ford Five-Hundred, Ford Fusion, Hyundai Sonata, Lexus 600h, and Mercury Milan			X
SUV's and Minivans			
Chevy Tahoe		2007	
Dodge Durango		2007	
Ford Escape SUV	X		
GMC Yukon		2007	
Lexus RX 400h SUV	X		
Toyota Highlander SUV	X		
Mercury Mariner SUV	X		
Porsche Cayenne		2008	
Saturn Vue Green Line	X		
Toyota Sienna Minivan			
In the works: Audi Q7, Cadillac Escalade, Chrysler Aspen, Dodge Durango, Ford Edge, Honda Pilot, Lincoln MKX, Mazda Tribute, and Volkswagen Touareg			X
Class 1 Trucks			
Chevrolet Silverado/ GMC Sierra		2008	
Dodge Ram (fleet only)	X		
In the works: Honda Ridgeline			X

Source: ww.hybridcars.com 6/10/07

Ener1

EnerDel – U.S.-based Supplier

- **Indianapolis facility for battery cell and pack manufacturing**
  - 68,000 ft^2 of RD and pilot production plant
  - Capacity ~300k packs/year
  - Automated production
- **Proximity to customers – engineering and marketing interaction**


GM-AED
Delphi
Bldg 3
UTE
EnerDel
Bldg 7
Delphi
Bldg 4



EnerDel

EnerDel Milestones

Ener1

- USABC Phase 1 contract – Final sample test results est. 6/07.
- Securing USABC Phase 2 contract – Application for 7 figure contract submitted 5/07
- Samples to target customers in auto segment – Received orders to deliver cell samples from three auto OEM's and suppliers 4/07 and 5/07
- Defense agency development contract – announced ONR contract and new appropriations 5/07

Next Steps/Targets:

- Receive USABC Phase 2 award and complete work during 2007 and 2008
- Complete ONR asset tracking research contract and develop related business in asset tracking battery applications
- Development contract with a major automotive OEM 2007
- Production order for hybrid batteries in 2008
- Volume manufacturing for hybrid market in 2010

Market Potential

Ener1

- **Li-ion economics/market projections**
  - 18M cars U.S. HEV .3M cars in 2006
  - HEV projected 1.7M units in 2010 and 4.5M units in 2014 (Source: Merriman Curhan Ford Next-Generation Energy Industry Report May 2007)
  - Li-ion HEV projected .5M units in 2010 and 3.5M units in 2014 (Source: Merriman)
  - Estimated battery pack prices: NIMH $2,600; Li-ion $1,600 in 2010 declining to $1,200 in 2014
  - Industry revenues $3.1B NIMH and $800M Li-ion in 2010 and $2.6B NIMH and $4.2B Li-ion in 2014
  - 33% market share = $264M Revenue company in 2010 and $1.4B Revenue company in 2014 with 40% gross margins

Ener1

Capitalization

Common Stock shares issued and outstanding (authorized 750,000,000)	462,935,402
Potential Dilution:	
Warrants with exercise prices at or above $1.00; average exercise price $1.54; expiration 2010 - 2014	37,162,788
Warrants with exercise prices below $1.00; average exercise price $0.48; expiration 2010 - 2012	75,525,636
Employee stock options	31,845,205
Conversion shares from convertible debt:	
2004 Debentures Principal $19,700,000 conversion price $0.98	20,102,041
2005 Debentures Principal $14,225,000 conversion price $0.82	17,347,561
Ener1 Group convertible notes conversion price $0.50:	
6/30/06 convertible note Principal $3,250,000	6,500,000
9/30/06 convertible note Prinicipal $3,100,000	6,200,000
11/9/06 convertible note Principal $455,000	910,000
1/19/07 convertible note Principal $655,000	1,310,000
2/13/07 convertible note Principal $4,500,000	9,000,000
Series A Preferred Stock (not convertible)	-
Series B Preferred Stock (not yet convertible)	-
Dilutive shares as of May 31, 2007	668,838,633

Investment Summary

Ener1

- HEV's will have the single most dramatic affect of any alternative energy technology to reduce oil consumption and reduce auto emissions over the next five and ten years.
- Li- ion batteries will reduce the HEV battery cost and increase performance allowing HEV's to gain significant market share
- The EnerDel Li-ion battery technology is safer and lower cost than competitors
- EnerDel is positioned to be the number one supplier to U.S. automakers
- Subhash Dhar has the skills and contacts to execute the strategy
- As a Microcap stock, the Ener1 valuation is <$100M; potential market of >$4B+